Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer and Chief Financial Officer

In connection with the Quarterly Report on Form 10-Q of Lodging Fund REIT III, Inc. (the “Company”) for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Norman H. Leslie, as the Chief Executive Officer of the Company, and Samuel C. Montgomery, as the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 15, 2025

/s/ Norman H. Leslie

Norman H. Leslie, Chief Executive Officer, President, Secretary, Chief Investment Officer and Treasurer

(principal executive officer)

/s/ Samuel C. Montgomery

Samuel C. Montgomery, Chief Financial Officer

(principal financial officer)